833 east michigan Street, suite 1800 Milwaukee, Wisconsin 53202-3590 Tel 414-273-3500 Fax 414-273-5198 www.GKLAW.COM

November 4, 2020

VIA EDGAR

Securities and Exchange Commission

Judiciary Plaza

100 F Street, NE

Washington, D.C. 20549

RE:	Frontier Funds, Inc. (Registration Nos. 333-07305; 811-07685)

Ladies and Gentlemen:

Attached for filing on behalf of Frontier Funds, Inc. (the “Company”) pursuant to Rule 497(c) under the Securities Act of 1933, as amended (the “Act”), please find the final form of the Company’s Prospectuses for the Frontier MFG Global Equity Fund, the Frontier MFG Global Plus Fund, the Frontier MFG Core Infrastructure Fund and the Frontier MFG Select Infrastructure Fund.

On behalf of the Company, in lieu of filing the forms of the Company’s Prospectuses for the Frontier MFG Global Sustainable Fund and the Frontier Caravan Emerging Markets Fund and Statement of Additional Information for each series of the Company included in Post-Effective Amendment No. 126 to the Company’s Registration Statement on Form N-1A, which will be used by the Company after the effective date of Post-Effective Amendment No. 126 as required by Rule 497(c) of the Act, we are hereby providing you with notice in accordance with Rule 497(j) under the Act that the Prospectuses and Statement of Additional Information that would have been filed pursuant to Rule 497(c) under the Act would not have differed from the form of the Prospectuses and the Statement of Additional Information contained in Post-Effective Amendment No. 126.  The text of Post-Effective Amendment No. 126 was filed electronically via EDGAR on October 28, 2020.

If you have any questions regarding this letter, please do not hesitate to contact me.

Very truly yours,

GODFREY & KAHN, S.C.

/s/ Kristen A. Irgens

Kristen A. Irgens

offices in milwaukee, madison, waukesha, green bay and appleton, wisconsin and washington, d.c.

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